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                                                                      EXHIBIT 16


                             GOVERNMENT TARGET FUND

                 TOTAL RETURN CALCULATION ONE YEAR PERIOD ENDED AUGUST 31, 1996
                                                                                 (n)
Formula                                                                     P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................    $999.94   =    ERV
One Year Period Ended 08/31/96...........................................          1   =    n
TOTAL RETURN FOR THE PERIOD..............................................    (0.01%)   =    T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,030.69  =    ERV
One Year Period Ended 08/31/96...........................................          1   =    n
TOTAL RETURN FOR THE PERIOD..............................................      3.07%   =    T
                TOTAL RETURN CALCULATION FIVE YEAR PERIOD ENDED AUGUST 31, 1996
                                                                                 (n)
Formula                                                                     P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,289.25  =    ERV
Five Year Period Ended 08/31/96..........................................          5   =    n
TOTAL RETURN FOR THE PERIOD..............................................      5.21%   =    T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,329.21  =    ERV
Five Year Period Ended 08/31/96..........................................          5   =    n
TOTAL RETURN FOR THE PERIOD..............................................      5.86%   =    T
                TOTAL RETURN CALCULATION FROM INCEPTION THROUGH AUGUST 31, 1996
                                                                                 (n)
Formula                                                                     P(1+T)     =    ERV
Including Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,435.14  =    ERV
Period From Inception to 08/31/96........................................       5.97   =    n
TOTAL RETURN FOR THE PERIOD..............................................      6.24%   =    T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,479.39  =    ERV
Period From Inception to 08/31/96........................................       5.97   =    n
TOTAL RETURN FOR THE PERIOD..............................................      6.78%   =    T
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
     NON-STANDARDIZED CUMULATIVE TOTAL RETURN CALCULATION INCEPTION THROUGH AUGUST 31, 1996

Formula..................................................................    ERV - P
                                                                               P       =    T
Including Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,435.14  =    ERV
TOTAL RETURN FOR THE PERIOD..............................................     43.51%   =    T
Excluding Payment of the Sales Charge
Net Asset Value..........................................................     $14.43
Initial Investment.......................................................   $1,000.00  =    P
Ending Redeemable Value..................................................   $1,479.39  =    ERV

TOTAL RETURN FOR THE PERIOD..............................................     47.94%   =    T
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